UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

CHEETAH OIL & GAS LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50861
(Commission File Number)

93-1118938
(IRS Employer Identification No.)

400-601 West Broadway, Vancouver, BC V5Z 4C2
(Address of principal executive offices and Zip Code)

604-871-4163
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers..

On July 24, 2008, David Martin resigned as a director of our company.

On July 25, 2008, Isaac Moss resigned as president and director of our company and Robert McAllister was elected a director of our company.

On July 28, 2008, Ian McKinnon and Dean Swanberg resigned as directors of our company.

On July 29, 2008, Robert McAllister was appointed president and chief executive officer of our company and Georgina Martin was appointed chief financial officer of our company.

Robert McAllister is a resource investment entrepreneur with over 20 years experience in resource sector evaluations and commodity cycle analysis.

Our board of directors now consists of Georgina Martin and Robert McAllister.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEETAH OIL & GAS LTD.

/s/ Robert McAllister
Robert McAllister
President and Chief Executive Officer

July 30, 2008